UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2012

Riverview Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	333-153486-99	26-3853402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3rd and Market Streets, Halifax, PA	17032
(Address of principal executive offices)	(Zip Code)

(717) 896-3433

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2012, Second Amended and Restated Executive Employment Agreements (the “employment agreements”) and Noncompetition Agreements (the “noncompetition agreements”) (collectively the “agreements”) were adopted by and between Riverview Financial Corporation (the “Company”), its wholly owned banking subsidiary Riverview Bank (the “Bank”) and Messrs. Robert M. Garst, the Chief Executive Officer of the Company and Bank and Kirk D. Fox, the President of the Company and Bank (the “executives”).  The executives’ employment agreements were amended and restated to incorporate recent guidance issued by the Internal Revenue Service regarding Section 409A of the Internal Revenue Code of 1986, as amended.  The purpose of the noncompetition agreements is to define the restrictions placed on the executives during and after their employment with the Company and the Bank in terms of being engaged in certain activities, which may be deemed to be competitive with the goodwill and proprietary rights of the Company and the Bank.   In consideration of the executives entering into the noncompetition agreements, the Bank shall:

•                  pay the executive $10,250 upon execution of the noncompetition agreement.

•                  provide executive with a membership at a country club during his employment; and

•                  provide the executive with an additional $10,000 in supplemental term insurance during his employment.

The agreements are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 8.01 Other Events

On January 18, 2012, the 2009 Stock Option Plan of Riverview Financial Corporation (the “Plan”) was amended and restated to increase the number of shares of common stock that may be issued under the Plan through grants of non-qualified stock options.  The amendment increases the number of shares available under the Plan, in the aggregate, to 220,000 shares as compared with 170,000 shares as was previously documented in the Plan.  A copy of the amended and restated Plan is furnished as Exhibit 99.3.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

99.1

Form of Second Amended and Restated Executive Employment Agreement by and between Riverview Financial Corporation”), its wholly owned banking subsidiary, Riverview Bank, and Messrs. Robert M. Garst and Kirk D. Fox dated January 24, 2012.

99.2

Form of Noncompetition Agreement by and between Riverview Financial Corporation”), its wholly owned banking subsidiary Riverview Bank, and Messrs. Robert M. Garst and Kirk D. Fox dated January 24, 2012.

99.3	Form of Amended and Restated 2009 Stock Option Plan dated January 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

RIVERVIEW FINANCIAL CORPORATION
(Registrant)

Dated: January 26, 2012	/s/ Robert M. Garst
Robert M. Garst
Chief Executive Officer

Exhibit Index

99.1

Form of Second Amended and Restated Executive Employment Agreement by and between Riverview Financial Corporation”), its wholly owned banking subsidiary, Riverview Bank, and Messrs. Robert M. Garst and Kirk D. Fox dated January 24, 2012.

99.2

Form of Noncompetition Agreement by and between Riverview Financial Corporation”), its wholly owned banking subsidiary Riverview Bank, and Messrs. Robert M. Garst and Kirk D. Fox dated January 24, 2012.

99.3	Form of Amended and Restated 2009 Stock Option Plan dated January 18, 2012.